INVESCO STRATEGIC PORTFOLIOS, INC.
                               Energy Portfolio
                       Environmental Services Portfolio
                                Gold Portfolio

               Supplement to Statement of Additional Information
                            Dated February 29, 1996


     The section of INVESCO Strategic Portfolios, Inc. Statement of Additional Information entitled "Investment Policies and Restrictions - Investment Restrictions" is amended to (1) delete paragraph 15 (investment restriction no.
2) and (2) substitute the following new paragraph in its place:

      (2) mortgage, pledge or hypothecate portfolio securities or borrow money, except borrowings from banks for temporary or emergency purposes (but not for investment) are permitted in an amount not exceeding, with respect to the Financial Services, Health Sciences, Leisure, Technology or Utilities Portfolios, 10%, or, with respect to the Energy, Environmental Services and Gold Portfolios, 33 1/3%, of the value of the Portfolio's total assets, i.e., its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed the relevant 10% or 33-1/3% limitations by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the relevant 10% or 33-1/3% limitation. A Portfolio will not purchase additional securities while any borrowings on behalf of that Portfolio exist;

      The date of this Supplement is October 22, 1996.